Exhibit 99.1

APX Acquisition Corp. I receives Nasdaq notice on late filing of its Form 10-Q

NASHVILLE, Tenn., Dec. 28, 2023 /PRNewswire/ — APX Acquisition Corp. I (NASDAQ: APXI) (“Company”), a publicly traded special purpose acquisition company, today announced that it received a deficiency letter (the “Letter”) on December 21, 2023 from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”). The Letter notified the Company that since the Company had not yet filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Form 10-Q”), the Company does not comply with Nasdaq’s Listing Rule 5250(c)(1) relating to the Company’s obligation to file periodic financial reports for continued listing. The Letter further stated that the Company has until February 19, 2024 to submit a plan (the “Plan”) to regain compliance with respect to the delinquent reports. The Letter also stated that any staff exemption to allow the Company to regain compliance, if granted, will be limited to a maximum of 180 calendar days from the due date of the Form 10-Q, or May 12, 2024.

If Nasdaq does not accept the Plan, the Company will have the opportunity to appeal that decision to the Nasdaq Hearings Panel.

The Company will continue to work with its auditors with the objective of filing the Form 10-Q as soon as practicable and will work diligently to submit the Plan promptly and take the necessary steps to regain compliance as soon as practicable.

About APX Acquisition Corp. I

The Company is a special purpose acquisition company, led by serial SPAC sponsor Kyle Bransfield, formed for the purpose of effecting a business combination with one or more businesses or entities. While the Company may pursue an initial business combination in any industry, The Company intends to focus its search on companies in Spanish-speaking Latin American countries or companies outside of Latin America that provide goods and services to Spanish-speaking markets.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements in this press release include, but are not limited to, the Company’s expectations about the timing of completion and filing of the Form 10-Q, statements related to the Company’s Plan, and timing and actions taken to regain compliance with Nasdaq. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by applicable law.

Contacts:

APx Acquisition Corp. I

Kyle Bransfield

Chief Executive Officer

kyle.bransfield@unionacquisitiongroup.com

SOURCE APx Acquisition Corp. I